EXHIBIT 10.1

                             AMENDMENT NO. 1 TO THE
                     PATENT AND TECHNOLOGY LICENSE AGREEMENT

This AMENDMENT NO. 1, effective this 24th day of September, 2008 ("AMENDMENT NO. 1 EFFECTIVE DATE"), to the Exclusive Patent and Technology License Agreement between the PARTIES dated February 17, 2005 ("ORIGINAL LICENSE"), is made by and between the BOARD OF REGENTS ("BOARD") of THE UNIVERSITY OF TEXAS SYSTEM ("SYSTEM"), an agency of the State of Texas, whose address is 201 West 7th Street, Austin, Texas 78701, on behalf of THE UNIVERSITY OF TEXAS M. D. ANDERSON CANCER CENTER ("UTMDACC"), a component institution of SYSTEM, and XPENTION, INC. ("XPENSION") a Colorado corporation, having a principal place of business located at 10965 Elizabeth Drive, Conifer, Colorado 80433. BOARD and LICENSEE may be referred to hereafter collectively as the "PARTIES."

                                    RECITALS

BOARD and LICENSEE desire to amend the ORIGINAL LICENSE.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the sufficiency of which is hereby acknowledged, the PARTIES hereby agree to the following:

                                  AMENDED TERMS

1. In order to correct a typographic error in LICENSEE's name, paragraph one of the ORIGINAL LICENSE, line 6, is deleted in its entirety and replaced with the following:

              "...SYSTEM,   and   Xpention,   Inc,   ("XPENTION"),   a  Colorado
              corporation having a principal place of business located..."

2. The period at the end of Section 4.1(e) is replaced with "; and". In addi-tion, new Section 4.1(f) is added to the ORIGINAL LICENSE as follows:

              "A nonrefundable AMENDMENT NO. 1 documentation fee in the amount of US$25,000.00, due and payable within thirty (30) calendar days after AMENDMENT NO. 1 has been fully executed by all PARTIES and LICENSEE has received an invoice for the amount from UTMDACC; and"

3.   New Section 4.1(g) is added to the ORIGINAL LICENSE as follows:

              "An Annual Maintenance Fee due and payable (without invoice) within thirty (30) calendar days of the first anniversary of AMENDMENT NO. 1 EFFECTIVE DATE, and within thirty (30) calendar days of every anniversary of the EFFECTIVE DATE occurring thereafter up through and including the anniversary following the first SALE as follows:

                    (i) First anniversary of the AMENDMENT NO 1. EFFECTIVE DATE:
                    US$25,000.00 due and payable within thirty (30) calendar days of the first anniversary of the EFFECTIVE DATE; and

                    (ii) Second and each subsequent anniversary of the AMENDMENT NO 1. EFFECTIVE DATE: The amount of the Annual Fee due will increase twenty-five thousand dollars (US$25,000.00) per year from the previous year's payment (e.g. US$50,000.00 shall be due and payable within thirty (30) calendar days of the second anniversary of the AMENDMENT NO 1. EFFECTIVE
                    DATE:  US$75,000.00  shall be due and payable  within thirty
                    (30) calendar days of the third anniversary of the AMENDMENT NO. 1 EFFECTIVE DATE, and so on).

              In the event that there is less than a twelve (12) month period between the anniversary of AMENDMENT NO. 1 EFFECTIVE DATE which immediately precedes the first SALE and the first SALE, then LICENSEE shall pay UTMDACCC the following pro rata Annual Maintenance Fee within thirty (30) calendar days of the anniversary of the AMENDMENT NO. 1 EFFECTIVE DATE which follows the first SALE: (1) the Annual Maintenance Fee due for that year multiplied by the fraction, A/C, where A is the number of months between the anniversary of the AMENDMENT NO. 1 EFFECTIVE DATE preceding the first SALE, and the first SALE, and C is twelve
              (12)."

4.   Section 13.3 of   the ORIGINAL LICENSE  is   deleted  in  its  entirety and
     replaced with the following:

              "Any time after two (2) years from the AMENDMENT NO. 1 EFFECTIVE DATE, BOARD or UTMDACC have the right to terminate the AGREEMENT in any national political jurisdiction within the LICENSED TERRITORY if LICENSEE fails to either: (1) make a SALE of a LICENSED PRODUCT for veterinary diagnostic use; or (2) enter into a STRATEGIC ALLIANCE for veterinary diagnostic use."

5. Section 13.4 of the ORIGINAL LICENSE is deleted in its entirety and replaced with the following:

              "Any time after three (3) years from the AMENDMENT NO. 1 EFFECTIVE DATE, BOARD or UTMDACC have the right to terminate the AGREEMENT in any national political jurisdiction within the LICENSED TERRITORY if LICENSEE fails to either: (1) obtain regulatory approval of a Biological License Application for human diagnostic use in the U.S. or an equivalent foreign filing in any other national political jurisdiction for a LICENSED PRODUCT; (2) make a SALE of a LICENSED PRODUCT for human diagnostic use; or (3) enter into a STRATEGIC ALLIANCE for human diagnostic use."

6. The PARTIES acknowledge and agree that, except as set forth in this AMEND-MENT NO. 1 the terms and conditions of the ORIGINAL LICENSE shall remain in full force and effect.

IN WITNESS WHEREOF, the PARTIES hereto have caused their duly authorized representatives to execute this AMENDMENT NO. 1.

BOARD OF REGENTS OF THE                         XPENTION
UNIVERSITY OF TEXAS SYSTEM

By _________________________________            By _________________________
     John Mendelsohn, M.D.                      Name: David M. Kittrell
     President                                  Title: President
     The University of Texas
     M.D. Anderson Cancer Center

Date: ________________________                  Date: __________________________

THE UNIVERSITY OF TEXAS
M. D. ANDERSON CANCER CENTER

By _________________________________
     Leon Leach
     Executive Vice President                   Approved as to form
     The University of Texas
     M. D. Anderson Cancer Center               _________
                                                NW/LS
Date: ________________________

Approved as to Content:                         Reviewed and Approved by
                                                UTMDACC Legal Services for
By _________________________________            UTMDACC Signature:
     Christopher C. Capelli, M.D.
     Vice President, Technology Based Ventures ____________________________ Office of Technology Commercialization
     M. D. Anderson Cancer Center

Date: ________________________


By _________________________________